[Graphic] Federated Investors

Federated Adjustable Rate U.S. Government Fund, Inc.

7th Semi-Annual Report
August 31, 1997

ESTABLISHED 1991

President's Message

[Graphic]

Dear Fellow Shareholder:

Federated Adjustable Rate U.S. Government Fund, Inc. was created in 1991, and I am pleased to present the 7th Semi-Annual Report for the fund. The fund's net assets totaled $200 million as of August 31, 1997, serving over 5,500 shareholders.

The report covers the six-month period from March 1, 1997, through August 31, 1997. Kathy Foody-Malus, Vice President of Federated Advisers, discusses today's interest-rate environment, its past and present effect on adjustable-rate, mortgage-backed issues, and the fund's performance. Following her discussion, you will find a complete listing of the fund's holdings and its financial statements.

The fund's short-maturity holdings seek to offer shareholders a higher level of income than money market funds and help to protect against a significant loss of principal in periods of rising interest rates.+ The fund's income distributions totaled $0.27 per share during the period. The fund's six-month and one-year net total returns as of August 31, 1997, were 2.92% and 6.69%, respectively, based on net asset value.*

In addition, the fund maintained an AAAf credit rating by Standard & Poor's Ratings Group, the highest credit quality rating available for a mutual fund.**

Thank you for your continued confidence in Federated Adjustable Rate U.S. Government Fund, Inc. Consider the advantage of adding to your account and reinvesting your dividends. As always, we welcome your comments and questions.

Sincerely,

[Graphic]

Richard B. Fisher
President
October 15, 1997

+ Unlike money market funds, the share value of the fund will fluctuate.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's six-month and one-year total returns as of August 31, 1997, were 1.85% and 5.68%, respectively, based on the fund's 1% contingent deferred sales charge.

** An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks.

Investment Review

[Graphic]

Kathy Foody-Malus
Vice President
Federated Advisers

[Graphic]

WHAT IS YOUR ANALYSIS OF THE MIXED BAG OF ECONOMIC SIGNALS AND THEIR EFFECT ON THE BOND MARKET?

During the last six months, the U.S. economy has been in a pleasing configuration of modest growth and benign inflation. The economic data for the semi-annual period has, for the near-term, alleviated investors' concerns over any potential tightening moves by the Federal Reserve Board (the "Fed"). However, investors are aware that the economic data does portray an economy growing at a solid pace. Demand that had appeared to have softened in the second quarter based upon initial releases is now showing vigor. The pickup in spending has been reflected in increased housing sales and manufacturing activity.

This news, in combination with strong Gross Domestic Product growth, has caused the U.S. bond market to be skittish during August. In this environment, the U.S. Treasury market continues to drift from data release to data release without any clear conviction. Of course, any action by the Fed will be reflected in the U.S. bond market.

[Graphic]

HOW DID FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. PERFORM FOR SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME DURING THE FIRST SIX MONTHS OF ITS FISCAL YEAR?

The fund paid a monthly dividend stream totaling $0.27 per share over the period. The fund's net total return based on net asset value was 2.92% for the six-month period ending on August 31, 1997. This compares to total returns of 3.12% for the Merrill Lynch 1-Year Treasury Note Index, 3.40% for the Merrill Lynch 2-Year Treasury Note Index, and 2.88% for the Lipper ARMs Fund Average.*

* The Merrill Lynch 1-Year and 2-Year Treasury Note Indices are comprised of the most recently issued 1-year and 2-year Treasury notes, respectively. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indices are unmanaged, and investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

[Graphic]

HOW IS THE PORTFOLIO STRUCTURED TO OFFER VALUE TO A TYPICAL
INCOME-ORIENTED INVESTOR WITH A ONE- TO TWO-YEAR TIME HORIZON?

This portfolio is an extremely suitable vehicle for the investor who has a one- to two-year time horizon for two key reasons:

First, the fund seeks to offer an attractive income stream versus other short duration alternatives. Typically, the fund pursues 50-75 basis points of additional income over money market instruments under normal market conditions.

Second, investors can benefit from a favorable demand/supply situation. Currently, due to the shape of the yield curve, homeowners are favoring fixed-rate mortgages over adjustable-rate mortgages ("ARMs"), therefore, the supply of ARMs is minimal. On the flip side, demand from investors due to lack of alternative short-investment products has been increasing steadily.

[Graphic]

HOW WERE THE ASSETS OF THE FUND INVESTED AT THE END OF THE PERIOD?

As of August 31, 1997, the fund's portfolio was primarily invested in the following issues:

                                                         PERCENTAGE
                                                          OF TOTAL
                                  MATURITIES            MARKET VALUE
 Federal Home Loan
 Mortgage Corporation
 (FHLMC)                   11/01/2016 to 04/01/2029        37.80%
 Government National
 Mortgage Association
 (GNMA)                    03/15/2010 to 04/20/2026        30.58%
 Federal National
 Mortgage Association
 (FNMA)                    12/01/2010 to 06/01/2029        22.04%
 U.S. Treasury Notes       03/31/1999 to 11/15/1999         8.74%

[Graphic]

AS WE MOVE TOWARD THE END OF 1997, DO YOU SEE ANY SIGNS THAT MAY POINT TO A CLEARER DIRECTION FOR THE BOND MARKET?

The U.S. Treasury market continues to trade in a betwixt and between state. Yields over the course of the last six months on the 2-year Treasury have been as low as 5.72% and as high as 6.54%. The spread between 2-year U.S. Treasuries and 30-year U.S. Treasuries has ranged between 57 and 79 basis points during this period. The Treasury market has gyrated quite a bit, but has not traded with a solid set of convictions to establish any pattern moving into the final quarter of 1997.

In an environment of a market in a trading range, low volatility and attractive yield spreads versus other fixed-income sectors, our traditional strategy seems to offer the best approach to manage the fund's portfolio. In the long run, management believes the fund's returns will be driven primarily by sector and security allocation decisions.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $7,000 IN THE FUND ON 7/25/91, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $9,306 ON 8/31/97. YOU WOULD HAVE EARNED A 4.78% AVERAGE ANNUAL TOTAL RETURN FOR THE SIX-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/97, the fund's average annual one-year, five-year, and since-inception (7/25/91) total returns were 5.44%, 4.46%, and 4.81% respectively.*

GRAPHIC PRESENTATION A1 OMITTED. SEE APPENDIX.

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% contingent deferred sales charge prior to 48 months.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR SEVEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $8,171.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the fund on 7/25/91, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $7,000, but your account would have reached a total value of $8,171* by 8/31/97. You would have earned an average annual total return of 4.98%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

GRAPHIC PRESENTATION A2 OMITTED. SEE APPENDIX.

* This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

PORTFOLIO OF INVESTMENTS

AUGUST 31, 1997 (UNAUDITED)

     PRINCIPAL
       AMOUNT                                                                                                   VALUE
 U.S. GOVERNMENT OBLIGATIONS--89.1%
                   FEDERAL HOME LOAN MORTGAGE CORP. PC ARM--36.1%
 $      68,775,578 7.699% - 7.980%, 4/1/2018 - 4/1/2029                                                $          72,107,946
                   FEDERAL HOME LOAN MORTGAGE CORP. --1.2%
         2,183,628 9.000%, 11/1/2016                                                                               2,329,668
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION ARM--18.3%
        35,258,975 6.077% - 7.816%, 7/1/2018 - 6/1/2029                                                           36,565,865
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.4%
         6,157,118 9.500% - 12.25%, 12/1/2010 - 7/1/2016                                                           6,839,504
                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ARM--16.7%
        32,538,922 6.875% - 7.375%, 3/20/2017 - 4/20/2026                                                         33,411,121
                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--13.4%
        23,966,756 9.500% - 12.000%, 3/15/2010 - 12/15/2021                                                       26,813,300
                    TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $175,557,002)
                    178,067,404
 U.S. TREASURY NOTES--8.6%
        17,200,000 5.875% - 6.250%, 3/31/1999 - 11/15/1999                                                        17,211,972
                    TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $17,168,439)                                       17,211,972
 (A)REPURCHASE AGREEMENT--0.8%
         1,665,000 BT Securities Corporation, 5.580%, dated 8/29/1997,
                   due 9/2/1997 (AT AMORTIZED COST)                                                                1,665,000
                    TOTAL INVESTMENTS (IDENTIFIED COST $194,390,441)(B)                                $         196,944,376

(a) The repurchase agreement is fully collateralized by U.S.
    government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $194,390,441. The net unrealized appreciation of investments on a federal tax basis amounts to $2,553,935 which is comprised of $2,790,338 appreciation and $236,403 depreciation at August 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($199,804,733) at August 31, 1997.

The following acronyms are used throughout this portfolio:

ARM --Adjustable Rate Mortgage
PC  --Participation Certificate

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and
 tax cost $194,390,441)                                                                  $         196,944,376
 Income receivable                                                                                   3,529,654
 Receivable for shares sold                                                                             28,011
   Total assets                                                                                    200,502,041
 LIABILITIES:
 Payable for shares redeemed                                            $        233,088
 Income distribution payable                                                     333,412
 Payable to Bank                                                                   2,364
 Accrued expenses                                                                128,444
   Total liabilities                                                                                   697,308
 NET ASSETS for 20,881,924 shares outstanding                                            $         199,804,733
 NET ASSETS CONSIST OF:
 Paid in capital                                                                         $         240,269,258
 Net unrealized appreciation of investments                                                          2,553,935
 Accumulated net realized loss on investments                                                     (43,142,433)
 Accumulated undistributed net investment income                                                       123,973
   Total Net Assets                                                                      $         199,804,733
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 Net Asset Value Per Share ($199,804,733 / 20,881,924 shares outstanding)                                $9.57
 Redemption Proceeds Per Share (99/100 of $9.57)*                                                        $9.47

* See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
STATEMENT OF OPERATIONS

SIX MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)

 INVESTMENT INCOME:
 Interest                                                                          $  6,974,594
 EXPENSES:
 Investment advisory fee                                                $  636,666
 Administrative personnel and services fee                                  80,114
 Custodian fees                                                             17,253
 Transfer and dividend disbursing agent fees and expenses                  114,785
 Directors'/Trustees' fees                                                   7,147
 Auditing fees                                                               8,647
 Legal fees                                                                  3,035
 Portfolio accounting fees                                                  29,789
 Distribution services fee                                                 265,278
 Shareholder services fee                                                  265,278
 Share registration costs                                                   16,546
 Printing and postage                                                       22,801
 Insurance premiums                                                          2,358
 Taxes                                                                      13,043
 Miscellaneous                                                              16,631
     Total expenses                                                      1,499,371
 Waivers--
     Waiver of investment advisory fee                      $ (147,089)
     Waiver of distribution services fee                      (254,667)
     Waiver of shareholder services fee                        (10,611)
         Total waivers                                                    (412,367)
                Net expenses                                                            1,087,004
                 Net investment income                                                  5,887,590
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                         362,654
 Net change in unrealized appreciation of investments                                    (318,380)
     Net realized and unrealized gain on investments                                       44,274
         Change in net assets resulting from operations                            $    5,931,864

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                                (UNAUDITED)       YEAR ENDED
                                                                                 AUGUST 31,      FEBRUARY 28,
                                                                                    1997             1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                        $     5,887,590    $       13,919,021
 Net realized gain (loss) on investments ($362,654 and $254,661
 net gains, respectively, as computed for federal tax purposes)                       362,654               254,661
 Net change in unrealized appreciation (depreciation) of investments                 (318,380)               222,590
   Change in net assets resulting from operations                                   5,931,864            14,396,272
 NET EQUALIZATION CREDITS (DEBITS)--                                                  (10,266)             (117,558)
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                                          (5,800,930)          (13,801,463)
 Distributions in excess of net investment income                                          --             (408,205)
   Change in net assets resulting from distributions to shareholders               (5,800,930)          (14,209,668)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                                       2,780,367            19,371,631
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                             3,680,531             8,817,292
 Cost of shares redeemed                                                          (31,224,158)         (108,002,125)
   Change in net assets resulting from share transactions                         (24,763,260)          (79,813,202)
     Change in net assets                                                         (24,642,592)          (79,744,156)
 NET ASSETS:
 Beginning of period                                                              224,447,325           304,191,481
 End of period (including undistributed net investment income
 of $123,973 and $47,579, respectively)                                       $   199,804,733    $      224,447,325

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          SIX MONTHS
                                            ENDED
                                          (UNAUDITED)
                                          AUGUST 31,           YEAR ENDED FEBRUARY 28 OR 29,
                                            1997        1997      1996       1995       1994         1993
 NET ASSET VALUE, BEGINNING OF PERIOD      $ 9.56     $ 9.55     $ 9.46     $ 9.79     $ 9.90       $ 9.98
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.27       0.52       0.54       0.47       0.43         0.53
  Net realized and unrealized gain
  (loss) on investments                      0.01       0.03       0.08      (0.32)     (0.11)       (0.08)
  Total from investment operations           0.28       0.55       0.62       0.15       0.32         0.45
 LESS DISTRIBUTIONS
  Distributions from net investment
  income                                    (0.27)     (0.52)     (0.53)     (0.47)     (0.43)       (0.53)
  Distributions in excess of net
  investment income(a)                         --      (0.02)        --      (0.01)        --           --
  Total distributions                       (0.27)     (0.54)     (0.53)     (0.48)     (0.43)       (0.53)
 NET ASSET VALUE, END OF PERIOD            $ 9.57     $ 9.56     $ 9.55     $ 9.46     $ 9.79       $ 9.90
 TOTAL RETURN(B)                             2.92%      5.90%      6.77%      1.58%      3.27%        4.58%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                   1.02%*     1.02%      1.02%      1.02%      1.02%        1.01%
  Net investment income                      5.55%*     5.42%      5.67%      4.76%      4.38%        5.29%
  Expense waiver/reimbursement(c)            0.39%*     0.42%      0.34%      0.30%      0.24%        0.01%
 SUPPLEMENTAL DATA
  Net assets, end of period
  (000 omitted)                          $199,805   $224,447   $304,191   $419,095   $798,213   $1,136,198
  Portfolio turnover                           46%       108%       144%       170%        40%          56%

* Computed on an annualized basis.

(a) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1997 (UNAUDITED)

1. ORGANIZATION

Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS --U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS --It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund is also permitted to enter into reverse repurchase agreements, in which the Fund sells U.S. government securities to financial institutions and agrees to repurchase the securities at an agreed-upon price and date.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS --Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

  FEDERAL TAXES --It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  At February 28, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $43,505,087, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

   EXPIRATION YEAR    EXPIRATION AMOUNT
        2001            $ 5,982,598
        2002            $12,916,149
        2003            $21,867,393
        2004            $ 2,738,947

  EQUALIZATION --The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of Fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS --The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  DOLLAR ROLL TRANSACTIONS --The Fund enters into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same-type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. For the period ended August 31, 1997, the Fund did not engage in dollar roll transactions.

  USE OF ESTIMATES --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER --Investment transactions are accounted for on the trade date.

At August 31, 1997, there were 5,000,000,000 shares of $0.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                        SIX MONTHS
                                                                           ENDED      YEAR ENDED
                                                                         AUGUST 31,   FEBRUARY 28,
                                                                           1997          1997
 Shares sold                                                               290,557     2,031,531
 Shares issued to shareholders in payment of distributions declared        385,362       926,281
 Shares redeemed                                                        (3,262,719)  (11,343,231)
  Net change resulting from share transactions                          (2,586,800)   (8,385,419)

3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE --Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  ADMINISTRATIVE FEE --Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE --The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

  SHAREHOLDER SERVICES FEE --Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES --FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES --FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  GENERAL --Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1997, were as follows:

PURCHASES     $ 94,421,019
SALES         $118,308,485

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic] Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA  15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314072109
2091401 (10/97)
[Graphic]





A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 7/25/91 to 8/31/97. The "y" axis is measured in increments of $2,200 ranging from $0 to $11,000 and indicates that the ending value of a hypothetical initial investment of $7,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $9,306 on 8/31/97.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 7/25/91 to 8/31/97. The "y" axis is measured in increments of $1,900 ranging from $0 to $9,500 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $8,171 on 8/31/97.